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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: April 30, 1999



                             POLYPHASE CORPORATION
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            (Exact name of registrant as specified in its charter)

            Nevada                          1-9083                23-2708876
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(State or other jurisdiction of    (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


4800 Broadway, Suite A
Addison, Texas                                                      75001
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (972) 386-0101.
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ITEM 5.   Amendment to the Bylaws of Polyphase Corporation (the "Corporation")

     On April 26, 1999, the Board of Directors, by unanimous written consent, amended Article III, Section 1 of the Corporation's bylaws.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) Financial Statements of Business Acquired
                    Not applicable.

          (b) Pro Forma Financial Information
                    Not applicable.

          (c) Exhibits

              10.1 Bylaws of Polyphase Corporation, as amended.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 29, 1999


                                    POLYPHASE CORPORATION


                                    By:    /s/ William E. Shatley
                                           ------------------------------
                                    Name:  William E. Shatley
                                    Title: Senior Vice President, Treasurer,
                                           Chief Financial Officer and Director

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